UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Annaly Capital Management, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V30969-P04374 ANNALY CAPITAL MANAGEMENT, INC. 1211 AVENUE OF THE AMERICAS NEW YORK, NY 10036 ATTN: ANTHONY C. GREEN ANNALY CAPITAL MANAGEMENT, INC. 2024 Annual Meeting Vote by May 14, 2024 R 11:59 PM ET R You invested in ANNALY CAPITAL MANAGEMENT, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 15, 2024. Vote Virtually at the Meeting* May 15, 2024 9:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/NLY2024 Get informed before you vote View the 2023 Annual Report to Stockholders and 2024 Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 1, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Francine J. Bovich	For
1b.	David L. Finkelstein	For
1c.	Thomas Hamilton	For
1d.	Kathy Hopinkah Hannan	For
1e.	Michael Haylon	For
1f.	Martin Laguerre	For
1g.	Manon Laroche	For
1h.	Eric A. Reeves	For
1i.	John H. Schaefer	For
1j.	Glenn A. Votek	For
1k.	Scott Wede	For
1l.	Vicki Williams	For
2.	Advisory approval of the Company's executive compensation.	For
3.	Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.	For

NOTE: Voting items may include such other business as may properly come before the meeting or any adjournment thereof.

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